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                                                                   Exhibit 10.17

                       AMENDMENT TO EMPLOYMENT AGREEMENT

     AMENDMENT, dated as of July 26, 1994, among EAGLE FINANCIAL CORP. (the "Company"), EAGLE FEDERAL SAVINGS BANK (the "Bank") and Robert J. Britton (the "Employee")

     WHEREAS, the Employee, the Company and the Bank have heretofore entered into an Employment Agreement (the "Employment Agreement") dated as of April 1, 1994; and

     WHEREAS, the parties desire to amend the Employment Agreement to reflect that the Employee will become President and Chief Executive Officer of the Company and Chief Executive Officer of the Bank effective October 1, 1994; and

     WHEREAS, the Boards of Directors of the Company and the Bank have approved and authorized the entry into this Agreement with the Employee;

     NOW, THEREFORE, it is AGREED as follows:

     1. The second sentence of Section 1 of the Employment Agreement is amended to read as follows:

         The Employee is employed as Executive Vice President of the Company and the Vice Chairman, President and Chief Operating Officer of the Bank from the date hereof through September 30, 1994.

     2. A new sentence is added following the second sentence of Section 1 of the Employment Agreement, as amended, to read as follows:

         Effective October 1, 1994 through the term of this Agreement, the Employee is employed as the President and Chief Executive Officer of the Company and the Vice Chairman, President and Chief Executive Officer of the Bank.

     3. Effective October 1, 1994, the fifth sentence of Section 8(a) of the Employment Agreement is amended to read as follows:

         "Good Reason" shall include (i) a reduction in the position of the Employee so that he is no longer the President and Chief Executive Officer of the Company and the Vice Chairman, President and Chief Executive Officer of the Bank or (ii) a material reduction in the position, authority, duties or responsibilities of the Employee from those which existed prior to the change in control.

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     4.  Except as expressly amended hereby, the Employment Agreement shall continue in full force and effect.

Attest:                               EAGLE FINANCIAL CORP.


/s/ Irene K. Hricko                By /s/ R. T. Linsley
- -------------------------------      ----------------------------------
Secretary                            President and Chief Executive Officer


Attest:                               EAGLE FINANCIAL CORP.


/s/ Irene K. Hricko                By /s/ R. T. Linsley
- -------------------------------      ----------------------------------
Secretary                            Chairman and Chief Executive Officer


                                      EMPLOYEE


                                      /s/ Robert J. Britton
                                     ----------------------------------
                                     Robert J. Britton




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